UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    February 11, 2021
CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas		77098
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

On February 11, 2021, Contango ORE, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 2.02.

The information included in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as explicitly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On February 11, 2021, the Company issued a press release announcing its financial results for the quarter ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 7.01.

The information included in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as explicitly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of the recent transactions with an affiliate of Kinross Gold Corporation and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements.  Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated February 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting
Officer, Treasurer and Secretary
Dated: February 11, 2021